MERRILL LYNCH
MUNICIPAL
STRATEGY
FUND, INC.









FUND LOGO









Semi-Annual Report

April 30, 1997





This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch Municipal Strategy Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Municipal
Strategy Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.



The Benefits and
Risks of
Leveraging

Merrill Lynch Municipal Strategy Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




DEAR SHAREHOLDER


For the six-month period ended April 30, 1997, the Common Stock of Merrill Lynch Municipal Strategy Fund, Inc. earned $0.294 per share income dividends. This represents a net annualized yield of 5.85%, based on a month-end per share net asset value of $10.15. Over the same period, the total investment return on the Fund's Common Stock was +2.71%, based on a change in per share net asset value from $10.17 to $10.15, and assuming reinvestment of $0.297 per share income dividends.

The average yield of the Fund's Auction Market Preferred Stock for the six-month period ended April 30, 1997 was 3.55%.

The Municipal Market
Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six months ended April 30, 1997. By mid-January 1997, municipal bond yields had risen to over 6% as investors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February. Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue and that the increase in short-term interest rates administered by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth, any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week of April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. Over the past six months, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of more than 6% versus the corresponding period a year earlier. During the three-month period ended April 30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance as compared to the three months ended April 30, 1996. Overall investor demand has remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand has increased whenever tax-exempt bond yields have approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues, and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently generally were underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All of these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
During the past six months, we maintained a neutral-to-slightly constructive investment strategy that concentrated on providing an attractive level of tax-exempt income while seeking to preserve the Fund's net asset value. The everchanging perception on the state of the economy, and the need for possible further monetary policy tightening by the FRB caused large swings in interest rates over this time period.

We have strived to take advantage of market fluctuations to seek to enhance the Fund's total return. We purchased interest rate-sensitive bonds in the middle of January when tax-exempt interest rates increased to attractive levels. However, we subsequently sold these issues after the bond market rally in early February. Looking forward, we expect the FRB to continue raising short-term interest rates, which is expected to place negative pressure on long-term tax-exempt interest rates. We anticipate maintaining a neutral portfolio strategy until there are signs that the economy is slowing to below trend growth, thereby reducing the threat of rising inflation.

The yield on the Fund's Auction Market Preferred Stock has been trading within a narrow range between 3.50%--3.75%. Over the past few weeks, the interest rate on the Preferred Stock has been greater than 4% in response to pressures from seasonal corporate and individual tax payments. This interest rate has started to decline, and is expected to return to normal levels shortly. Leverage continues to benefit Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of leverage will decline and the yield on the Fund's Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Municipal
Strategy Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Robert A. DiMella)
Robert A. DiMella
Portfolio Manager





June 5, 1997




Portfolio Abbreviations


To simplify the listings of Merrill Lynch Municipal Strategy Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDR      Industrial Development Revenue Bonds
INFLOS   Inverse Floating Rate Municipal Bonds
IRS      Inverse Rate Securities
PCR      Pollution Control Revenue Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)
                   S&P       Moody's   Face                                                                           Value
STATE              Ratings   Ratings  Amount  Issue                                                                 (Note 1a)
Alabama--2.3%      NR*       Aaa     $ 2,815  Alabama HFA, S/F Home Mortgage Revenue Bonds, Series A-1,
                                              6.60% due 4/01/2019                                                   $  2,968

Arkansas--1.0%     AAA       NR*       1,180  Arkansas State Development Finance Authority, S/F Mortgage
                                              Revenue Bonds(Mortgage-Backed Securities Program), AMT,
                                              Series D, 6.80% due 1/01/2022 (f)(g)                                     1,228

California--2.9%   BBB-      Baa       5,000  Foothill, California, Eastern Transportation Corridor Agency,
                                              Toll Road Revenue Bonds, Senior Lien, Series A, 6.50%**
                                              due 1/01/2015                                                            1,645
                   AAA       Aaa       2,000  San Diego, California, IDR, RITR, 7.435% due 9/01/2019 (e)               2,088

Colorado--10.6%    NR*       Aa2       2,000  Colorado HFA, S/F Program, AMT, Series D-1, 7.375% due 6/01/2026         2,188
                   NR*       NR*       1,500  Denver, Colorado, Urban Renewal Authority, Tax Increment
                                              Revenue Bonds (Downtown Denver), AMT, Series A, 7.75% due 9/01/2016      1,505
                   AAA       Aaa       8,840  El Paso County, Colorado, Falcon School District No. 49, UT,
                                              6.50% due 12/01/2015 (a)                                                 9,711

Connecticut--0.8%  BBB-      NR*       1,000  Connecticut State Health and Educational Facilities Authority
                                              Revenue Bonds (University of New Haven), Series D, 6.70% due
                                              7/01/2026                                                                1,023

Florida--5.1%      AAA       Aaa       3,750  Dade County, Florida, Water and Sewer Systems Revenue Bonds,
                                              5.25% due 10/01/2021 (b)                                                 3,519
                   NR*       Baa1      1,000  Jacksonville, Florida, Health Facilities Authority, IDR
                                              (National Benevolent--Cypress Village), Series A, 6.25% due
                                              12/01/2026                                                               1,003
                   BBB+      Baa2      1,000  Nassau County, Florida, PCR, Refunding (ITT Rayonier Inc.
                                              Project), 6.25% due 6/01/2010                                            1,017
                   NR*       Baa         750  Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida
                                              Education and Research Foundation Project), Series A, 6.85%
                                              due 9/01/2013                                                              803
                   A1+       VMIG1++     100  Saint Lucie County, Florida, PCR, Refunding (Florida Power &
                                              Light Company Project), VRDN, 4.45% due 1/01/2026 (h)                      100

Georgia--2.5%      AA        Aa        2,000  Atlanta, Georgia, GO, UT, Series A, 6.125% due 12/01/2023                2,049
                   AAA       Aaa       1,000  Municipal Electric Authority of Georgia (Project One),
                                              Sub-Series A, 6.50% due 1/01/2026 (c)                                    1,063

Illinois--8.5%     NR*       NR*       2,000  Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project),
                                              8% due 10/01/2016                                                        2,185
                   AAA       Aaa       3,630  Illinois Development Finance Authority, PCR, Refunding
                                              (Commerce Edison Company Project), Series D, 6.75% due 3/01/2015 (c)     3,953
                   AA-       Aa3       3,285  Illinois Development Finance Authority Revenue Bonds
                                              (Presbyterian Home Lake), Series B, 6.30% due 9/01/2022                  3,379
                   NR*       Baa1      1,250  Illinois Health Facilities Authority Revenue Bonds (Holy Cross
                                              Hospital Project), 6.70% due 3/01/2014                                   1,288

Indiana--1.2%      AAA       Aaa       1,500  Tippecanoe County, Indiana, School Building Corp. (First
                                              Mortgage), 6% due 7/15/2013 (a)                                          1,531

Kentucky--2.5%     NR*       NR*       3,150  Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                              (TJ International Project), AMT, 6.55% due 4/15/2027                     3,150

Louisiana--3.1%    BB        NR*       4,000  Port New Orleans, Louisiana, IDR, Refunding (Continental
                                              Grain Co. Project), 6.50% due 1/01/2017                                  3,986

Maryland--0.8%     A-        NR*       1,000  Maryland State Energy Financing Administration, Solid Waste
                                              Disposal Revenue Bonds (Wheelabrator Water Projects), AMT,
                                              6.30% due 12/01/2010                                                     1,035

Massachusetts--    A-        NR*       5,000  Massachusetts State Health and Educational Facilities
4.0%                                          Authority, Revenue Refunding Bonds (Melrose Wakefield Hospital),
                                              Series B, 6.25% due 7/01/2012                                            5,106

Michigan--3.0%                                Michigan State Hospital Finance Authority Revenue Bonds:
                   AAA       Aaa       3,100    INFLOS (Sisters of Mercy), 8.514% due 2/15/2022 (d)(e)                 3,232
                   A         A2          500    Refunding (Detroit Medical Center Obligated Group), Series A,
                                                6.50% due 8/15/2018                                                      523

Nevada--1.2%       NR*       NR*       1,530  Reno-Sparks Convention and Visitors Authority, Nevada,
                                              Limited Obligation Revenue Refunding Bonds, 6.40% due 11/01/2003         1,501

New Jersey--2.1%   BBB       Baa2      2,500  New Jersey Health Care Facilities Financing Authority, Revenue
                                              Refunding Bonds (Englewood Hospital & Medical Center), 6.75%
                                              due 7/01/2024                                                            2,629

New Mexico--3.9%                              Farmington, New Mexico, PCR, Refunding (Public Service
                                              Company--San Juan Project):
                   BB+       Ba1       3,000    Series A, 6.30% due 12/01/2016                                         2,969
                   BB+       Ba1       2,000    Series D, 6.375% due 4/01/2022                                         1,983

New York--14.6%    BBB+      Baa1      7,085  New York City, New York, GO, UT, Series F, 5.75% due 2/01/2019           6,722
                   BBB       Baa1      2,475  New York State Dormitory Authority Revenue Bonds (Consolidated
                                              City University System--Second General), Series A, 5.75% due
                                              7/01/2018                                                                2,421
                   BBB+      Baa1      6,300  New York State Dormitory Authority Revenue Bonds (State
                                              University Educational Facilities), 5.50% due 5/15/2026                  5,829
                   A         Aa        3,400  New York State Environmental Facilities Corporation, PCR (State
                                              Water Revolving Fund), Series E, 6.50% due 6/15/2014                     3,597

North Carolina--   AA        Aa3       1,500  North Carolina Medical Care Commission, Health Care Facilities
1.1%                                          Revenue Bonds (Carolina Medicorp. Project), 5.25% due 5/01/2026          1,369

Ohio--3.7%         BBB-      NR*       1,750  Dayton, Ohio, Special Facilities Revenue Refunding Bonds (Emery
                                              Air Freight Corp.--Emery Worldwide Air Inc.), Series F, 6.05%
                                              due 10/01/2009                                                           1,782
                   NR*       NR*       1,400  Ohio State Higher Educational Facilities Commission Revenue
                                              Bonds (University of Findlay Project), 6.125% due 9/01/2016              1,358
                   AAA       Aaa       1,500  Ohio State Water Development Authority, Pollution Control
                                              Facilities Revenue Refunding Bonds (Pennsylvania Power Co.
                                              Project), 6.15% due 8/01/2023 (c)                                        1,546

Oklahoma--1.3%     BBB       Baa       1,650  Holdenville, Oklahoma, Industrial Authority, Correctional
                                              Facility Revenue Bonds, 6.60% due 7/01/2010                              1,676



SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)
                   S&P       Moody's   Face                                                                           Value
STATE              Ratings   Ratings  Amount  Issue                                                                 (Note 1a)
Oregon--1.3%       NR*       Aa2     $ 1,630  Oregon State Housing and Community Services Department,
                                              S/F Mortgage Program Revenue Bonds, AMT, Series E, 7.10%
                                              due 7/01/2014                                                         $  1,707

Pennsylvania--9.6% AAA       Aaa       2,950  Keystone Oaks, Pennsylvania, School District, IRS, UT,
                                              Series D, 7.623% due 9/01/2016 (c)(e)                                    2,862
                                              Pennsylvania Economic Development Financing Authority, Resource
                                              Recovery Revenue Bonds, AMT:
                   BBB-      NR*       1,000    (Colver Project), Series D, 7.125% due 12/01/2015                      1,050
                   BBB-      NR*       2,500    (Colver Project), Series D, 7.15% due 12/01/2018                       2,617
                   NR*       NR*       2,000    (Northampton Generating), Series A, 6.50% due 1/01/2013                1,968
                   NR*       NR*       1,000  Philadelphia, Pennsylvania, Authority for IDR, Refunding
                                              (Commercial Development--Days Inn), Series B, 6.50% due 10/01/2027         981
                   AAA       Aaa       3,000  Philadelphia, Pennsylvania, GO, UT, 5% due 5/15/2025 (a)                 2,681

South Carolina--   AAA       Aaa       2,000  Fairfield County, South Carolina, PCR (South Carolina Gas and
1.7%                                          Electric Co.), 6.50% due 9/01/2014 (a)                                   2,151

Tennessee--1.3%    NR*       NR*       1,610  Hardeman County, Tennessee, Correctional Facilities Revenue Bonds
                                              (Correctional Facilities Corp.), 7.75% due 8/01/2017                     1,639

Texas--5.5%        A-        A2        3,250  Harris County, Texas, Health Facilities Development Corporation,
                                              Hospital Revenue Bonds (Memorial Hospital Systems Project),
                                              Series A, 6.625% due 6/01/2004 (i)                                       3,593
                   B+        Ba2       2,500  Houston, Texas, Airport System Revenue Bonds, Special Facilities
                                              (Continental Airline Terminal Improvement), AMT, Series B, 6.125%
                                              due 7/15/2017                                                            2,416
                   A-        Baa1      1,000  Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                              Semiconductor), AMT, 6.375% due 4/01/2027                                1,006

Wyoming--3.2%      BBB       Baa2      3,785  Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                              (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024               3,998

                   Total Investments (Cost--$124,094)--98.8%                                                         125,329

                   Other Assets Less Liabilities--1.2%                                                                 1,485
                                                                                                                    --------
                   Net Assets--100.0%                                                                               $126,814
                                                                                                                    ========

                (a)MBIA Insured.
                (b)FGIC Insured.
                (c)AMBAC Insured.
                (d)FSA Insured.
                (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
                (f)FNMA Collateralized.
                (g)GNMA Collateralized.
                (h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
                (i)Prerefunded.
                  *Not Rated.
                 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                 ++Highest short-term rating by Moody's Investors Service, Inc.

                   See Notes to Financial Statements.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of April 30, 1997
Assets:             Investments, at value (identified cost--$124,094,167) (Note 1a)                         $125,328,931
                    Cash                                                                                          74,972
                    Receivables:
                      Securities sold                                                      $  6,278,890
                      Interest                                                                2,307,582
                      Capital shares sold                                                       197,684        8,784,156
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                     249,048
                    Prepaid expenses and other assets                                                             71,191
                                                                                                            ------------
                    Total assets                                                                             134,508,298
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    7,190,547
                      Dividends to shareholders (Note 1f)                                       211,206
                      Administration fees (Note 2)                                               25,676
                      Investment advisory fees (Note 2)                                          15,406        7,442,835
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       251,750
                                                                                                            ------------
                    Total liabilities                                                                          7,694,585
                                                                                                            ------------

Net Assets:         Net assets                                                                              $126,813,713
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (2,480 shares of
                      AMPS* issued and 1,520 shares outstanding at $25,000 per
                      share liquidation preference)                                                         $ 38,000,000
                      Common Stock, par value $.10 per share (8,746,455 shares
                      issued and outstanding)                                              $    874,646
                    Paid-in capital in excess of par                                         86,589,280
                    Undistributed realized capital gains on investments--net                    115,023
                    Unrealized appreciation on investments--net                               1,234,764
                                                                                           ------------
                    Total--Equivalent to $10.15 net asset value per share of
                    Common Stock                                                                              88,813,713
                                                                                                            ------------
                    Total capital                                                                           $126,813,713
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                    For the Six Months Ended April 30, 1997
Investment          Interest and amortization of premium and discount earned                                $  3,750,429
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    308,528
                    Administrative fees (Note 2)                                                154,264
                    Transfer agent fees                                                          50,220
                    Registration fees                                                            47,862
                    Commission fees                                                              43,877
                    Printing and shareholder reports                                             41,933
                    Listing fees                                                                 33,279
                    Professional fees                                                            28,777
                    Amortization of organization expenses (Note 1e)                              28,276
                    Accounting services (Note 2)                                                 22,393
                    Directors' fees and expenses                                                 11,193
                    Custodian fees                                                                7,386
                    Pricing fees                                                                  3,946
                    Other                                                                        26,137
                                                                                           ------------
                    Total expenses before reimbursement                                         808,071
                    Reimbursement of expenses (Note 2)                                         (215,969)
                                                                                           ------------
                    Total expenses after reimbursement                                                           592,102
                                                                                                            ------------
                    Investment income--net                                                                     3,158,327
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            575,536
Unrealized Gain     Change in unrealized appreciation on investments--net                                       (700,182)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  3,033,681
(Notes 1b, 1d & 3):                                                                                         ============


                   See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                             For the       For the Period
                                                                                            Six Months       November 3,
                                                                                              Ended           1995++ to
                                                                                             April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                         1997             1996
Operations:         Investment income--net                                                 $  3,158,327     $  4,841,127
                    Realized gain (loss) on investments--net                                    575,536         (460,513)
                    Change in unrealized appreciation on investments--net                      (700,182)       1,934,946
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,033,681        6,315,560
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (2,493,624)      (4,173,956)
(Note 1f):            Preferred Stock                                                          (669,271)        (662,603)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (3,162,895)      (4,836,559)
                                                                                           ------------     ------------

Capital Stock       Proceeds from issuance of Preferred Stock                                        --       38,000,000
Transactions        Net increase in net assets derived from Common Stock transactions         5,370,050       82,293,876
(Notes 1e & 4):     Offering costs resulting from the issuance of Preferred Stock                    --         (300,000)
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                              5,370,050      119,993,876
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              5,240,836      121,472,877
                    Beginning of period                                                     121,572,877          100,000
                                                                                           ------------     ------------
                    End of period*                                                         $126,813,713     $121,572,877
                                                                                           ============     ============

                   *Undistributed investment income--net                                  $         --     $      4,568
                                                                                           ============     ============


                  ++Commencement of Operations.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                         								      For the      For the Period
                    The following per share data and ratios have been derived                Six Months      November 3,
                    from information provided in the financial statements.                     Ended          1995++ to
                                                                                              April 30,      October 31,
                    Increase (Decrease) in Net Asset Value:                                     1997             1996
Per Share           Net asset value, beginning of period                                   $      10.17     $      10.00
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .37              .68
                    Realized and unrealized gain (loss) on investments--net                        (.02)             .21
                                                                                           ------------     ------------
                    Total from investment operations                                                .35              .89
                                                                                           ------------     ------------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                                                       (.29)            (.59)
                                                                                           ------------     ------------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                                                     (.08)            (.09)
                      Capital charge resulting from issuance of Preferred Stock                      --             (.04)
                                                                                           ------------     ------------
                    Total effect of Preferred Stock activity                                       (.08)            (.13)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      10.15     $      10.17
                                                                                           ============     ============

Total Investment    Based on net asset value per share                                            2.71%+++         7.81%+++
Return:**                                                                                  ============     ============

Ratios to Average   Expenses, net of reimbursement                                                 .96%*            .53%*
Net Assets:***                                                                             ============     ============
                    Expenses                                                                      1.31%*           1.26%*
                                                                                           ============     ============
                    Investment income--net                                                        5.12%*           5.40%*
                                                                                           ============     ============

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)       $     88,814     $     83,573
Data:                                                                                      ============     ============
                    Preferred Stock outstanding, end of period (in thousands)              $     38,000     $     38,000
                                                                                           ============     ============
                    Portfolio turnover                                                           79.72%          234.41%
                                                                                           ============     ============

Leverage:           Asset coverage per $1,000                                              $      3,337     $      3,199
                                                                                           ============     ============

Dividends           Investment income--net                                                 $        440     $        564
Per Share on                                                                               ============     ============
Preferred Stock
Outstanding:

                   *Annualized.
                  **Total investment returns exclude the effects of the early withdrawal charge, if any. The Fund is a continuously offered, closed-end fund, the shares of which are offered at net asset value.
                    Therefore, no separate market exists.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was initially issued on March 11,
                    1996.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Municipal Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


NOTES TO FINANCIAL STATEMENTS (concluded)


Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the Common and Preferred Stock were charged to capital at the time of issuance. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average daily net assets. For the six months ended April 30, 1997, FAM earned fees of $308,528 of which $215,969 was voluntarily waived.

The Fund also has entered into an Administrative Services Agreement with FAM whereby FAM will receive a fee equal to an annual rate of 0.25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the six months ended April 30, 1997, Merrill Lynch Funds Distributor, Inc. ("MLFD") earned early withdrawal charges of $73,661 relating to the tender of the Fund's shares.
Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent. Accounting services are provided to the Fund by FAM at cost. Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $103,846,214 and $97,383,641, respectively.

Net realized and unrealized gains as of April 30, 1997 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments              $  575,536    $ 1,234,764
                                   ----------    -----------
Total                              $  575,536    $ 1,234,764
                                   ==========    ===========

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $1,234,764, of which $1,792,236 related to appreciated securities and $557,472 related to depreciated securities. The aggregate cost of investments at April 30, 1997, for Federal income tax purposes was $124,094,167.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Transactions in Common Stock were as follows:


For the Six
Months Ended                                        Dollar
April 30, 1997                        Shares        Amount

Shares sold                           668,561    $ 6,837,829
Shares issued to shareholders in
reinvestment of dividends              60,954        623,084
                                  -----------    -----------
Total issued                          729,515      7,460,913
Shares tendered                      (201,956)    (2,090,863)
                                  -----------    -----------
Net increase                          527,559    $ 5,370,050
                                  ===========    ===========


For the Period Ended
November 3, 1995++ to                               Dollar
October 31, 1996                      Shares        Amount

Shares sold                         8,331,280    $83,406,334
Shares issued to shareholders in
reinvestment of dividends              87,288        867,654
                                  -----------    -----------
Total issued                        8,418,568     84,273,988
Shares tendered                      (199,672)    (1,980,112)
                                  -----------    -----------
Net increase                        8,218,896    $82,293,876
                                  ===========    ===========

[FN]
++Prior to November 3, 1995 (commencement of operations), the Fund issued 10,000 shares to FAM for $100,000.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1997 was 3.87%.

In connection with the offering of AMPS, the Board of Directors reclassified 40,000 shares of unissued capital stock as AMPS. As of April 30, 1997, there were 2,480 AMPS shares issued and 1,520 shares outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 1.00%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $46,345 as commissions.





OFFICERS AND DIRECTORS



Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863